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                                                                  Exhibit (e)(9)

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AMERICAN GENERAL                                                                                             CHANGE OF BENEFICIARY
Life Companies

AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL)
[_] Fixed Life Service Center . P.O. Box 4373, Houston, TX 77210-4373 . Fax: 713-831-3028
[_] Variable Life Service Center . P.O. Box 4880, Houston, TX 77210-4880 . Fax: 713-620-6653
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On the form, the "Company" refers to the insurance company whose name is shown above.

Section A - Contract Information
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Please fill out all applicable information below.

Policy Number(s) ______________________________________________________ Insured Name(s) __________________________________________
                                        *REQUIRED

Owner Name(s)    ______________________________________________________ SSN/TIN or EIN  __________________________________________
                                        *REQUIRED                                                        *REQUIRED

                 ______________________________________________________ SSN/TIN or EIN  __________________________________________
                                        *REQUIRED                                                        *REQUIRED

Address _______________________________________________________________ Home Phone _______________________________________________

        _______________________________________________________________ Office Phone _____________________________________________

[_] Check Here if New Address

Email Address _________________________________________________________ Cell Phone _______________________________________________

Section B - Beneficiary Designations - Primary
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One or more of the following may be checked.  If nothing is checked,  the designation will be in effect for the base insured only.
Must be of legal age, if not Minor Beneficiary Clause must be completed.

Designation is in effect for    [_]Base Insured   [_]Spouse Insured   [_]Other __________________________

Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

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Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

                                                            Page 1 of 4                                           AGLC0108 Rev0113
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Section B - Beneficiary Designations - Primary (continued)
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Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

If a living or non-testamentary trust is designated as a primary beneficiary, complete the following

Legal Name of Trust____________________________________________                         Percentage Total_________________________*

Date of Trust _________________________________________________                         *Must equal 100%

Section C - Beneficiary Designations - Contingent
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Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

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Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

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Beneficiary Name _______________________________________________________________________ Percentage ______________________________

Relationship ______________________________________ SSN ________________________________ Date of Birth ___________________________

Address _________________________________________________ City, State __________________________________ Zip _____________________

Phone ____________________________________ Email _________________________________________________________________________________

If a living or non-testamentary trust is designated as a contingent beneficiary, complete the following

Legal Name of Trust____________________________________________                         Percentage Total_________________________*

Date of Trust _________________________________________________                         *Must equal 100%

Section D - Optional Clauses
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PLEASE REFER TO INSTRUCTIONS ON PAGE 4 FOR INFORMATION REGARDING THESE OPTIONS.

One or more of the following may be checked if desired

  [_] POSTPONEMENT CLAUSE - COMMON DISASTER                    [_] MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN

  [_] CHILDREN'S CLAUSE - PER STIRPES                          Name of Trust/Trustee _____________________________________________

  [_] IRREVOCABLE BENEFICIARY                                  Date of Trust _____________________________________________________

                                                            Page 2 of 4                                           AGLC0108 Rev0113
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Section E - Signature and Date:
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The Policy Owner(s) warrants that the  above-referenced  beneficiary  change is not subject to any prior  agreements,  contractual obligations,  legal proceedings or  court/administrative  orders,  including but not limited to divorce or bankruptcy  proceedings
("Obligations"),  which restrict,  limit, or otherwise  prohibit such change of beneficiary as  contemplated.  The Policy Owner(s)
acknowledges and agrees that in the event any obligations become known subsequent to the above-referenced beneficiary change being made, which if then-known to American General Life Insurance  Company,  would have caused American General Life Insurance  Company not to process the beneficiary change on the policy (or not to process the beneficiary change without the consent of a party other than the Policy  Owner(s)),  the beneficial  change will become  immediately void and the Policy Owner(s) shall indemnify and hold
American General Life Insurance Company harmless from any and all losses associated with the beneficiary  change,  including costs of recovery and reasonable attorney fees.
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   UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER  IDENTIFICATION NUMBER,
   AND (2) I AM NOT SUBJECT TO BACKUP  WITHHOLDING  BECAUSE:  (A) I AM EXEMPT FROM BACKUP  WITHHOLDING,  OR (B) I HAVE NOT BEEN
   NOTIFIED BY THE INTERNAL  REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACK-UP  WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
   ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S.
   PERSON  (INCLUDING A U.S.  RESIDENT  ALIEN).  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
   THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
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[_] Individual/Joint Owner(s)

    Individual Owner's signature _______________________________________________________________ Date ____________________________
                                                            *REQUIRED

    Witness/Joint Owner's signature ____________________________________________________________ Date ____________________________

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   IF THE OWNER  LIVES IN, IS  DOMICILED  IN OR SITUSED IN MA,  STATE LAW  REQUIRES  THAT THE FORM MUST BE  WITNESSED  BY A NON
   INTERESTED PARTY. PAGE 4 IS FOR INFORMATIONAL PURPOSES ONLY.
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[_] TRUST OWNED (PLEASE COMPLETE SECTION F BELOW)

[_] ENTITY OWNED (SEE ADDITIONAL REQUIREMENTS ON PAGE 4 UNDER ADDITIONAL REQUIREMENTS NEEDED)

    Print full name of Company ___________________________________________________________________________________________________

    Print full name and title of authorized signer _______________________________________________________________________________

    Authorized signature _______________________________________________________________________ Date ____________________________
                                                            *REQUIRED

Section F - Trust Affidavit
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(This Section Must be Completed for Trust Owned Policies.)

PLEASE PRINT NAME OF TRUSTEES, TRUST AND TRUST DATE.

The undersigned, of lawful age, being first duly sworn, on oath, deposes and says: That our names are:

Please print name(s) of Trustee(s) _______________________________________________________________________________________________

That I/we are the duly designated Trustee(s) of the ______________________________________________________________________________
                                                                                   (NAME OF TRUST)

Trust, as evidenced by a written Trust Agreement dated ______________.  Trust is in full force and effect and has not been revoked or  terminated.  That in our  capacity as Trustees,  we are making this  written  request to exercise a right or receive a benefit accorded to us by the  Life/Annuity  contract  issued by AGL. That in our capacity as Trustee,  we are  authorized to exercise the right or receive the benefit  aforesaid and AGL, upon acting in  conformance  with my request,  shall have  satisfied and be fully discharged of its obligation to the Trust.  That the  representations  and undertakings  herein set forth by us are intended to be relied upon by AGL and to induce it to act on my request. In consideration of these premises, I hereby agree to indemnify and save
AGL harmless from any and all liability,  loss, damage, expense, causes of action, suits, claims,  judgements,  including attorney fees, resulting from or based upon actions taken by AGL at my request.

Trustee(s) Signature(s)___________________________________________________________________________________________________________
                                                 EACH TRUSTEE LISTED UNDER THE TRUST AGREEMENT MUST SIGN.

                                                            Page 3 of 4                                           AGLC0108 Rev0113
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                           Instructions and Conditions
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Section A - Contract Information
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Complete all contract  information  in this  section.  You may use this form for multiple  contracts  that  have the same  contract  owner and  require  the same signatures.

Sections B and C - Beneficiary Designations
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Unless  otherwise  provided,  the right to change the beneficiary is reserved to the owner. Such change will be without prejudice to the company which issued the contract ("the Company") on account of any payment made or action taken by it before receipt of such notice at its Service Center.

Please select the Insureds/Annuitants for which the designation will take effect.

This designation, when filed with the Company, will become effective as of its date of execution. Such execution will constitute a waiver of any contract provision(s) requiring endorsement of change of beneficiary. All designations are subject to the terms and conditions of the contract, any indebtedness to the Company and any collateral assignment of the contract, whether made prior to or subsequent to the date of this designation.

The Company is released from all liability by making payment in accordance with this designation and assumes no responsibility for the use of money by any Trustee named herein. If a Trustee is named as the beneficiary, the date and legal title of the Trust must also be included.

The death proceeds shall be payable in equal shares to the designated beneficiaries, unless otherwise indicated. If beneficiaries are to receive unequal portions of the death benefit, it must be shown as a percentage of the death benefit and not as specific dollar amounts. In the event no beneficiary survives the insured and this form or the contract does not provide otherwise, the proceeds will be paid to the contract owner, or the executors or administrators of the contract owner's estate.

SUGGESTED WORDING FOR COMMON DESIGNATIONS

INSURED/ANNUITANT'S ESTATE - Executors or Administrators of the Insured's/ Annuitant's Estate

ONE INDIVIDUAL BENEFICIARY - Mary Doe, wife, 100 N. Main St, Chicago, IL, SSN 999-99-9999

TWO OR MORE INDIVIDUAL BENEFICIARIES - Jane Doe, daughter, 100 N. Main St, Chicago, IL, SSN 999-99-9999 and John Doe, son, 100 N. Main St, Chicago, IL, SSN 999-99-9999

ONE CLASS OR UNNAMED CHILDREN - Children born of the marriage of the Insured and Mary Doe

UNEQUAL PORTIONS - Jane Doe, daughter, 75%, 100 N. Main St, Chicago, IL, SSN 999-99-9999; John Doe, son, 25%, 100 N. Main St, Chicago, IL, SSN 999-99-9999

BUSINESS ASSOCIATE - John Smith, Business Associate, 100 N. Main St, Chicago, IL, SSN 999-99-9999

NOT  INCORPORATED - The Board of Directors of the ADA, 100 N. Main St,  Chicago,
IL

INCORPORATED - ADA, 100 N. Main St, Chicago, IL, A Corporation organized under the laws of the State of Illinois

SECTION D - Optional Clauses
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POSTPONEMENT  CLAUSE - COMMON DISASTER - In no case shall any payment be made to any beneficiary designated in this form until thirty (30) days or state mandated period have elapsed following the Insured's death, and in the event of the death of a beneficiary during such period, payment shall be made in the same manner as provided in this form, had the said beneficiary predeceased the Insured. This provision does not apply to a Trustee.

CHILDREN'S CLAUSE - PER STIRPES - If a child of the Insured who is designated in this form as a beneficiary predeceases the Insured, leaving children who survive the Insured, then the shares the deceased beneficiary would have received shall be payable in equal shares to the surviving children of the deceased beneficiary.

MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN - The Trustee appointed to any beneficiary who is a minor child will receive any payment due on or after the Insured's death on the date such payment falls due. Payment by the Company to such Trustee shall be an absolute and complete release and acquittance of the Company which shall not be held accountable or responsible for the use and application of the death benefit proceeds paid to such Trustee.

IRREVOCABLE BENEFICIARY - The beneficiary will become an irrevocable beneficiary and must provide consent for future transactions. Minors who are designated as irrevocable beneficiaries will not be permitted to approve future transactions until they reach the age of majority.

Section E - Signature and Date
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Please  elect  ownership  type  and  fill out all  applicable  information.  All required signatures must be written in ink, using full legal names. The request must be signed by: the person or persons who have the rights of ownership under the terms of the contract, by an Irrevocable Beneficiary or by any other party who may have an interest in the contract by legal proceedings or statues.

Section F - Trust Affidavit
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Complete  this section if the policy is trust owned.  Each trustee  listed under the trust agreement must sign.

Additional Requirements Needed In Addition to the Change of Beneficiary Form
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CORPORATE  OWNED  POLICIES - Beneficiary  form must be  accompanied by corporate letterhead or paper with the corporate seal signed, with title, by an officer of the company.

PARTNERSHIP - If there is a "Partnership Agreement", then the partner(s) authorized in the agreement must sign the request. The full name of the partnership with the signatures of all partners is required. If there is no "Partnership Agreement", a copy of the DBA (doing business as) or assumed name certificate is required.

LIMITED PARTNERSHIP (LP) - Signature and title of General partner is required. If there is a "Partnership Agreement" or a "Limited Partnership Certificate", a copy is needed. If there is no agreement, then all partners need to sign.

LIMITED LIABILITY PARTNERSHIP (LLP) - Signature and title of General partner is required. We will request a copy of the "Partnership Agreement" or the "Limited Partnership Certificate" which identifies the name of the general partner.

SOLE PROPRIETORSHIP - The request must be signed by the sole proprietor, who owns the company. We need a letter stating the individual is the sole proprietor and he/she has authority to make all decisions for the company. A copy of the DBA (doing business as) or Assumed Name Certificate is needed. If the company includes the words incorporated or the acronym INC, then the company must be incorporated and must follow procedures as outlined under Corporate Owned Policies.

GUARDIANSHIP/CONSERVATORSHIP - Signature of the current guardian is required along with the current Guardianship Papers or Letter of Conservatorship. The signature must be dated within one year of the request.

Power of Attorney - Request must be signed by the attorney-in-fact. A copy of the Power of Attorney Agreement is needed. A complete, signed, dated, and notarized Power of Attorney and Indemnity Agreement is required.

                                   Page 4 of 4                  AGLC0108 Rev0113